  UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2020

THE CORETEC GROUP INC.
(Exact name of registrant as specified in its charter)

Oklahoma	000-54697	73-1479206
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.)

6804 South Canton Avenue, Suite 150 Tulsa, OK	74136
(Address of Principal Executive Offices)	(Zip Code)

(918) 494-0505

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Director or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 30, 2020, Ronald Robinson resigned as Chief Financial Officer of the Company, effective immediately. Mr. Robinson indicated that he resigned as planned to enter full retirement and plans to focus on personal commitments and family, which commitments no longer allow him to fulfill the requirements of Chief Financial Officer. Accordingly, Mr. Robinson’s resignation was not a result of any dispute with the Company.

On June 30, 2020 the Board of Directors of the Company appointed Matthew Hoffman as its Chief Financial Officer, effective June 30, 2020.Since May 2020, he has served as Director of Finance of the Company. Prior to joining the Company, Mr. Hoffman was the Executive Director of Finance at Covance, Inc., from March 2019 through February 2020. From 2014 through 2019, he was Chief Financial Officer of MI Bioresearch. In these prior roles, Mr. Hoffman was responsible for all financial aspects of early stage company growth through acquisition, business unit financial reporting and forecasting, system integration and guidance to ERP platform, budgeting and business structure development. His leadership skills enabled strong financial performance at his former companies by managing cash flow and scaling the organizations while achieving 30-40% compounded annual growth. In his most recent year with Covance, the company achieved a 20 percent growth in revenue and 57 percent growth in profit over the prior year. From November 2012 through April 2014, Mr. Hoffman served as a partner of Onset CFO, LLC, and, from January 2011 through October 2012, he served as Vice President of Finance & Administration at Ultra Electronics, AMI.

In connection with Mr. Hoffman’s appointment, the Company did not enter into any material arrangement, however, Mr. Hoffman’s compensation will continue in the same scope as his prior role as Director of Finance. On June 30, 2020, the Company issued a press release announcing the appointment of Mr. Hoffman. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated June 30, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 30th, 2020	The Coretec Group Inc. By: /s/ Michael A. Kraft
Name: Michael A. Kraft Position: Chief Executive Officer